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                                                                    EXHIBIT 10.6

          SECOND AMENDMENT OF REVOLVING LINE OF CREDIT PROMISSORY NOTE


         THIS SECOND AMENDMENT OF REVOLVING LINE OF CREDIT PROMISSORY NOTE (this "Agreement") is made and entered effective as of the 31st day of March, 1999, by and between THE WMA CORPORATION, a Delaware corporation (hereinafter referred to as "Borrower") and MONEY SERVICES, INC., a Delaware corporation (hereinafter referred to as "Lender").

                    ARTICLE A - BACKGROUND AND CONSIDERATION

         A-1.     BACKGROUND. On September 30, 1998, Borrower incurred certain indebtedness (the "Loan") owing to Lender, and to evidence the Loan executed and delivered to Lender that certain Revolving Line of Credit Promissory Note dated September 30, 1998, in the face principal amount of $10,000,000.00 (the "Note). The Note was further evidenced by that certain Revolving Line of Credit Loan Agreement by and between Borrower and Lender dated September 30, 1998, as thereafter amended by that certain First Amendment of Revolving Line of Credit Agreement and Revolving Line of Credit Promissory Note (collectively the "Loan Agreement"). The Note and Loan Agreement, together with any and all other documents, if any, to or of which Lender is a party or beneficiary evidencing, securing or otherwise relating to the Loan, are hereinafter referred to collectively as the "Loan Documents". Borrower and Lender have agreed to (i) modify and amend the terms of the Note to increase the interest rate presently set forth therein; (ii) to capitalize all interest accrued on the principal balance of the Note as of March 31, 1999; and (iii) to extend the maturity date thereof. Borrower and Lender desire to amend the Note to provide for said modifications.

         A-2.     CONSIDERATION. For and in consideration of the sum of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender do hereby agree as set forth hereinbelow.

                             ARTICLE B - AGREEMENT

         B-1.     AMENDMENT OF CERTAIN NOTE PROVISIONS. Borrower and Lender do
hereby amend the Note as follows:

         B-2.     INTEREST RATE MODIFICATION. The current interest rate of eight
(8%) percent per annum as set forth on line ten (10) of the first (1st) paragraph of the Note is hereby amended and revised to read "nine (9%) percent per annum."

         B-3.     CAPITALIZATION OF INTEREST/OUTSTANDING BALANCE. All interest which has accrued, but remains unpaid, on the current outstanding principal balance of the Loan is hereby added to the outstanding principal balance and shall be repaid in accordance with the terms of the Note. Borrower and Lender acknowledge and agree that, as of the date hereof, the accrued but unpaid interest, due on the Note is $303,561.64. Borrower and Lender further acknowledge and agree, that as of April 1, 1999, the aggregate outstanding principal balance of the Note, including the aforesaid amount of accrued but unpaid interest thereon, is $10,303,561.64.


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         B-4.     EXTENSION OF MATURITY DATE. The second full paragraph of the
Note is hereby deleted in its entirety and the following new paragraph is substituted in lieu thereof:

                  "The entire outstanding principal balance hereof, together with all accrued but unpaid interest thereon, shall be due and payable in full on August 1, 1999."


                         ARTICLE C - GENERAL CONDITIONS

         C-1.     NO WAIVER OR IMPLICATION. Borrower hereby agrees that nothing herein shall constitute a waiver by Lender of any default, whether known or unknown, which may exist under the Note or any other Loan Document. Borrower hereby further agrees that no action, inaction or agreement by Lender, including, without limitation, any indulgence, waiver, consent or agreement of modification which may have occurred or been granted or entered into with respect to non-payment of the Loan or any portion thereof, or with respect to matters involving security for the Loan, shall require or imply any future indulgence, waiver, consent or agreement by Lender. Borrower hereby acknowledges and agrees that Lender has made no agreement, and is in no way obligated, to grant any future indulgence, waiver or consent or to enter into any further agreement of modification with respect to the Loan or any matter relating to the Loan.

         C-2.     SUCCESSORS AND ASSIGNS. This First Amendment of Revolving Line
of Credit Promissory Note shall be binding upon and shall insure to the benefit of the parties hereto, their respective heirs, successors, successors-in-title and assigns.

         C-3.     MISCELLANEOUS. All personal pronouns used herein whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa. Titles of articles and sections as set forth herein are for convenience only and in no way define, limit, amplify or describe the scope or intent of any provision hereof.







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         IN WITNESS WHEREOF, Borrower and Lender have hereunto set their hands and affixed their seals as of the day and year first above written.


                                             BORROWER:

                                             THE WMA CORPORATION
                                             a Delaware corporation

                                             By:  /s/ Thomas W. Montgomery
                                                -------------------------------
                                                Name:  Thomas W. Montgomery
                                                     --------------------------
                                                Title: Executive Vice-President
                                                      -------------------------

                                                      (CORPORATE SEAL)



                                             LENDER:

                                             MONEY SERVICES, INC., a Delaware
                                             corporation


                                             By:  /s/ Patrick De Palma
                                                -------------------------------
                                                Name:  Patrick De Palma
                                                     --------------------------
                                                Title: President
                                                      -------------------------

                                                      (CORPORATE SEAL)